Inventories and contracts in progress	12 Months Ended
Dec. 31, 2022
Inventories and contracts in progress
Inventories and contracts in progress

9Inventories and contracts in progress

Inventories and contracts in progress include the following:

	As of December 31,
in 000€	2022	2021	2020
Raw materials	7,975	6,246	4,974
Work in progress	4,626	2,383	1,766
Finished goods	2,837	2,171	2,554
Contracts in progress	643	495	749
Total inventories and contracts in progress	16,081	11,295	10,043

Inventory written-off on the balance sheet amounted to K€1,473 for the year ended December 31, 2021 (2021: K€1,196; 2020: K€567). The expenses are recorded in Cost of Sales.

The Group has contracts in progress and advances from customers. The total costs incurred is K€620 and the profit recognized is K€23 as of December 31, 2022. Advances were received for the amount of K€60 with respect to contracts in progress per end of 2022 (2021: K€11; 2020: K€146).